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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 11, 2014

Commission File Number 1-13610

CIM COMMERCIAL TRUST CORPORATION
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	75-6446078 (I.R.S. Employer Identification No.)

17950 Preston Road, Suite 600, Dallas, TX 75252 (Address of principal executive offices)	(972) 349-3200 (Registrant's telephone number)

Former name, former address and former fiscal year, if changed since last report: NONE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01    COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

        CIM Commercial Trust Corporation (the "Company"), formerly known as PMC Commercial Trust, amends its Current Report on Form 8-K filed on March 11, 2014 concerning the consummation of the transactions contemplated by the Agreement and Plan of Merger dated as of July 8, 2013, as amended by the Consent to Assignment and Limited Waiver to Agreement and Plan of Merger dated as of November 20, 2013, by and among PMC Commercial Trust, CIM Urban REIT, LLC, CIM Merger Sub, LLC, and Southfork Merger Sub, LLC. The purpose of the amendment is the filing of financial statements and other exhibits required by Item 9 of Form 8-K.

Item 9.01    FINANCIAL STATEMENTS AND EXHIBITS

  (a)
  Financial Statements of Business Acquired.

        Consolidated Financial Statements as of December 31, 2013 and 2012, and for the years ended December 31, 2013, 2012 and 2011, and Independent Auditors' Report, of CIM Urban Partners, LP and Subsidiaries are filed herewith as Exhibit 99.1 and incorporated herein by reference.

  (b)
  Pro Forma Financial Information (Unaudited).

        The unaudited pro forma condensed combined balance sheet of PMC Commercial Trust and CIM Urban Partners, L.P. as of December 31, 2013 and the unaudited pro forma condensed combined statement of operations of PMC Commercial Trust and CIM Urban Partners, L.P. for the year ended December 31, 2013, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

  (d)
  Exhibits

Exhibit No.	Description
Exhibit 99.1	Consolidated Financial Statements as of December 31, 2013 and 2012, and for the years ended December 31, 2013, 2012 and 2011, and Independent Auditors' Report.
Exhibit 99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2013.

 SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 9, 2014

CIM COMMERCIAL TRUST CORPORATION
By:	/s/ DAVID THOMPSON David Thompson, Chief Financial Officer

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 EXHIBIT INDEX

Exhibit No.	Description
Exhibit 99.1	Consolidated Financial Statements as of December 31, 2013 and 2012, and for the years ended December 31, 2013, 2012 and 2011, and Independent Auditors' Report.
Exhibit 99.2	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended December 31, 2013.

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  Item 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS
  Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT INDEX